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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 1, 2001


                             RURAL/METRO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         0-22056                                          86-0746929
(Commission File Number)                       (IRS Employer Identification No.)
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                          8401 East Indian School Road
                               Scottsdale, Arizona
                                      85251

                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (480) 994-3886
              (Registrant's telephone number, including area code)

Item 5.  Other events.

         The Company issued a press release announcing an extension of its waiver of covenant compliance under its revolving credit facility through April
15, 2001 as set forth in its press release
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dated February 1, 2001. Previous extensions were announced on March 15, 2000,
April 14, 200 and July 17, 2000.


Item 7C. Exhibits

         99.5     Press Release dated February 1, 2001

         10.60    Fourth Amendment to the Provisional Waiver and Standstill
         Agreement dated as of January 31, 2001


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RURAL/METRO CORPORATION


Date:  February 1, 2001                      By: /s/  John S. Banas III
                                                 ------------------------------
                                                      John S. Banas III
                                                      Senior Vice President
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                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX





         Exhibit No.                           Exhibit
         -----------                           -------
            99.5               Press Release dated February 1, 2001

            10.60              Fourth Amendment to the Provisional Waiver and
                               Standstill Agreement dated as of January 31, 2001
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